SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                              _____


                            FORM 8-K

                         CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15 (d)

             OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)  May 25, 1995



Allegheny & Western Energy Corporation

     (Exact name of registrant as specified in its charter)


 West Virginia                       0-10618        55-0612692
(State or other jurisdiction of     (Commission    (IRS Employer
 incorporation)                      File Number)    ID Number)


 300 Capitol Street, Suite 1600, Charleston, WV       25301
(Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
 including area code:           (303) 343-4567




(Former name or former address, if changed since last report)

Item 5.   Other Events

     On May 25, 1995, Allegheny & Western Energy Corporation (the "Registrant") and Energy Corporation of America ("ECA") issued a news release, set forth as Exhibit 20(a) hereto, announcing that the Public Service Commission of West Virginia issued an order on May 23, 1995 approving the undertaking of the pending merger of the Registrant with a subsidiary of ECA.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

20(a) News Release, dated May 25, 1995, with respect to the order issued by the Public Service Commission on May 23, 1995 approving the undertaking of the planned merger of Allegheny & Western Energy Corporation with a subsidiary of Energy Corporation of America.

                           SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ALLEGHENY & WESTERN ENERGY
                              CORPORATION


                              By:/s/ W. Merwyn Pittman
                                 Name: W. Merwyn Pittman
                                 Title: Vice President,
                                 Chief Financial Officer and
                                 Treasurer




Dated: May 30, 1995

                          EXHIBIT INDEX


                                             Sequentially
Exhibit     Description                      Numbered Page


20(a)       News Release, dated May 25,           5
            1995, with respect to the
            order issued by the Public
            Service Commission on May
            23, 1995 approving the
            undertaking of the planned
            merger of Allegheny &
            Western Energy Corporation
            with a subsidiary of Energy
            Corporation of America.